                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 31, 1999


                        GREEN TREE FINANCIAL CORPORATION
                 as originator of Manufactured Housing Contract
                   Senior/Subordinate Pass-Through Certificate
                                  Trust 1999-2
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                 333-63265              41-1840853
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission           (IRS employer
       of incorporation)           file number)        identification No.)



  1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota 55102-1639
--------------------------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (651) 293-3400
                                                           --------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)
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Item 1.  Changes in Control of Registrant.

         Not applicable.

Item 2.  Acquisition or Disposition of Assets.

         Not applicable.

Item 3.  Bankruptcy or Receivership.

         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

         Not applicable.

Item 5.  Other Events.

         On March 31, 1999, the Registrant sold approximately $1,064,250,000 of Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1999-2 (the "Certificates"), evidencing beneficial ownership interests in a trust (the "Trust") consisting of a pool (the "Contract Pool") of manufactured housing installment sale contracts and installment loan agreements (collectively, the "Contracts") and certain related property conveyed by Green Tree Financial Corporation.

Item 6.  Resignations of Registrant's Directors.

         Not applicable.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial statements of businesses acquired.

                  Not applicable.

         (b)      Pro forma financial information.

                  Not applicable.

         (c)      Exhibits.

                  The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.



                  Exhibit No.   Description
                  -----------   -----------

                      4.1 Pooling and Servicing Agreement between Green Tree Financial Corporation, as Seller and Servicer, and U.S. Bank National Association, as Trustee, dated as of March 31, 1999, relating to Manufactured Housing Contract Senior/Subordinate Pass-Through
                                Certificates, Series 1999-2.

                      5.1 Opinion of Dorsey & Whitney LLP with respect to legality

                      8.1 Opinion and Consent of Dorsey & Whitney LLP with respect to tax matters.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 31, 1999              GREEN TREE FINANCIAL CORPORATION
                                      as originator of Manufactured Housing
                                      Contract Senior/Subordinate Pass-
                                      Through Certificate Trust 1999-2



                                   By: /s/ Joel H. Gottesman
                                      ------------------------------------------
                                      Joel H. Gottesman
                                      Senior Vice President, General Counsel and
                                      Secretary
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                                INDEX TO EXHIBITS


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Exhibit Number                                                                Page
--------------                                                                ----

4.1               Pooling and Servicing Agreement between                 Filed Electronically
                  Green Tree Financial Corporation, as Seller
                  and Servicer, and U.S. Bank National Association,
                  as Trustee, dated as of March 1, 1999, relating to
                  Manufactured Housing Contract Senior/Subordinate
                  Pass-Through Certificates, Series 1999-2

5.1               Opinion of Dorsey & Whitney LLP with respect            Filed Electronically
                  to legality

8.1               Opinion and Consent of Dorsey & Whitney LLP             Filed Electronically
                  with respect to tax matters.
